SUPPLEMENT DATED DECEMBER 3, 2007

TO PROSPECTUSES DATED MAY 1, 2007 AS SUPPLEMENTED SEPTEMBER 20, 2007

for

Strategic Variable Life® 1

Strategic Variable Life® Plus 1

Strategic Group Variable Universal Life® 1

1	Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”) where available.

The following information relates to the policies described by the above-listed prospectuses.

Effective November 28, 2007, T. Rowe Price Associates, Inc. replaced Grantham, Mayo, Van Otterloo & Co. LLC as the MML Growth Equity Fund’s Sub-Adviser. This supplement replaces the Sub-adviser listed for the MML Growth Equity Fund in the Underlying Funds with T. Rowe Price Associates, Inc. Refer to the MML Series Investment Fund prospectus supplement dated November 30, 2007 for more information on management of this fund.

The following information amends the Strategic Variable Life® and Strategic Variable Life® Plus prospectuses only.

Effective November 30, 2007, the name of the MML OTC 100 Fund was changed to the MML NASDAQ-100® Fund. This supplement revises the fund name as it appears in the fund listing on page 2, in the Investment Management Fees and Other Expenses table and the Underlying Funds table.

There are no other changes being made at this time.

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